WHEN RECORDED, RETURN TO:

Zions First National Bank
Commercial Loan Department
P.O. Box 25822 One South Main Street
Salt Lake City, Utah 84125
Attn: Michael R. Brough


                              ASSIGNMENT OF LEASES


         This Assignment of Leases (the "Assignment") is made and executed this 31st day of May, 2000 (the "Closing Date"), by Evans & Sutherland Computer Corporation, a Utah corporation ("Assignor") and Zions First National Bank, a national banking association ("Assignee").

                                    RECITALS

         A. Pursuant to the Promissory Note dated the Closing Date in which Assignor appears as "Borrower" and Assignee appears as "Lender" and which is in the original principal amount of Fifteen Million Dollars ($15,000,000.00) (the "Note"), and pursuant to the Loan Agreement dated the Closing Date wherein Assignor appears as "Borrower" and Assignee appears as "Lender" (the "Loan Agreement"), Assignee has loaned the proceeds of the Note to Assignor.

         B. Pursuant to the Trust Deed, Assignment of Rents, Security Agreement and Fixture Filing dated the Closing Date (the "Trust Deed") in which Assignor appears as "Trustor" and Assignee appears as "Trustee" and "Beneficiary" and which encumbers Assignor's `right, title and interest in and to the real property (the "Property") together with the improvements thereon located in Salt Lake County, State of Utah, and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the "Project"), Assignor has granted Assignee a lien on its leasehold interest in the Project to secure the Note.

         C. The following leases currently affect the Project:

                  1. The Lease Agreement dated January 20, 1999, in which Assignor, appears as "Landlord", and Parametric Technology Corporation, a Massachusetts corporation, appears as "Tenant", and any and all amendments thereto (the "Parametric Lease").

                  2. The Lease Agreement dated March 21, 1996, in which Assignor, appears as "Landlord", and Westin Hotel Company, a Delaware corporation, appears as "Tenant", and any and all amendments thereto (the "Westin Hotel Lease").

                  3. The Lease Agreement dated June 3, 1999, in which Assignor, appears as "Landlord", and Sanmina Corporation, a Delaware corporation, appears as "Tenant", and any and all amendments thereto (the "Sanmina Lease").

                  4. The Lease Agreement dated May 19, 1995, in which Assignor, appears as "Landlord", and DJH Engineering Center, Inc., a Utah corporation, appears as "Tenant", and any and all amendments thereto (the "DJH Engineering Lease").

                  5. The Lease Agreement dated November 1, 1997, in which Assignor, appears as "Landlord", and Western Systems Coordinating Council, a Utah corporation, appears as "Tenant", and any and all amendments thereto (the "Western Systems Lease").

         D. There have been and/or may be other lease agreements entered into by Assignor and tenants of the Project, from time to time, all subject to the terms and conditions of the Loan Documents.

         E. Assignee desires and Assignor agrees to further secure the Note and the Loan Agreement with an assignment of the leases, including, without limitation, the Parametric Lease, Westin Hotel Lease, Sanmina Lease, DJH Engineering Lease and Western Systems Lease.

                                    AGREEMENT

         In exchange for good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, Assignor and Assignee agree as follows:

         1. Assignment. Assignor hereby absolutely and unconditionally assigns and transfers unto Assignee all right, title, and interest of Assignor in and to all leases of the Project or any portion of the Project, now existing or hereafter created, including, without limitation, the Parametric Lease, the Westin Hotel Lease, the Sanmina Lease, the DJH Engineering Lease, and the Western Systems Lease, together with all amounts received for the use of any portion of the Project, and all proceeds from such leases, covering the Project or any portion of the Project, now or hereafter existing or entered into, together with all right, title and interest of Assignor in and to all other leases or subleases covering the Project or any portion of the Project, now or hereafter existing or entered into, together with all security deposits made by the lessees thereunder (the "Lessee" or "Lessees") and together with all extensions, renewals, modifications or replacements thereof, as well as all guaranties of Lessee's obligations under any provisions thereof and under any and all extensions and renewals thereof (collectively the "Lease").

         2. License to Collect. This Assignment shall inure to the benefit of Assignee, and its successors and assigns, for the payment of the principal and interest provided to be paid in or by the Note, the performance of the agreements of Assignor contained in the Loan Agreement and the Trust Deed, and the performance of the agreements of Assignor contained in the Loan Documents and any other document evidencing, securing, or relating to the disbursal or administration of the proceeds of the Note (all of which agreements and obligations are collectively referred to as the "Obligation"), reserving to Assignor, however, a revocable, temporary right and license to collect and apply, except as hereinafter provided, the rents, income, and profits accruing by virtue of the Lease as they respectively become due (the "License"), but not more than one month in advance, and to enforce the agreements of the Lease, as long as Assignor does not default beyond any applicable grace or cure period under the Obligation, or this Assignment.

         3. Assignee as Creditor of Lessee. From and after the occurrence of an Event of Default, Assignee, and not Assignor, shall be the creditor of each Lessee in respect of assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution, or receivership proceedings affecting such Lessee. Assignee, however, shall not be the party obligated to make timely filings of claims in such proceedings or to otherwise pursue creditor's rights therein. Assignee shall have the option to apply any monies received by it as such creditor towards the reduction of the principal or interest of the Obligation.

         4. Default Remedies of Assignee. If Assignor defaults beyond any applicable grace or cure period on the Obligation or this Assignment, and until such default shall have been fully cured, the License of Assignor to collect and apply rents, income, and profits shall cease and terminate. Assignee would thereby be authorized at its option to enter and take possession of all or part of the Project, and to perform all acts necessary for the operation and maintenance of the Project in the same manner and to the same extent that Assignor might reasonably so act. In furtherance thereof, Assignee shall be authorized, but shall be under no obligation (unless Assignee has taken possession or control of the Project or any portion thereof or succeeded to Assignor's interest in the Project), to collect the rents, income, and profits arising from the Lease, and to enforce performance of any other terms of the Lease including, but not limited to, Assignor's rights to fix or modify rents, sue for possession of the Project, or any part thereof, relet all or part of the Project, and collect all rents, income, and profits under such new lease. Assignee shall, after payment of all proper costs, charges, and any damages, apply the net amount of income to the sums then due to Assignee under the Obligation as set forth in the Loan Agreement. Assignee shall have sole discretion as to the manner in which such net income is applied to the amounts outstanding under the Note, and the items that shall be credited thereby.

         5. Termination of Assignment. When Assignor pays Assignee for the full amount of the Obligation and such payment is evidenced by a recorded satisfaction or release of the Trust Deed, this Assignment shall no longer be in effect and shall be void.

         6. Notice to Lessees of Assignor's Default. Assignor shall irrevocably authorize each Lessee, upon demand and notice from Assignee of Assignor's default beyond any applicable grace or cure period under the Obligation, to pay all rents, income, and profits under the Lease to Assignee. In such situation, Assignee shall not be liable to Lessee for the determination of the actual existence of any default claimed by Assignee. Lessees shall have the right to rely upon any such notices of Assignee that Lessees shall pay all rents, income, and profits to Assignee, without any obligation or right to inquire as to the actual existence of the default, notwithstanding any claim of Assignor to the contrary and shall have assurance that payment to Assignee shall satisfy that particular payment obligation under the Lease. Assignor shall have no claim against Lessees for any rents paid by Lessees to Assignee. Upon the curing of all defaults caused by Assignor under the Obligation, Trust Deed, or Assignment, Assignee shall give Lessees written notice of such cure, and thereafter, until further notice from Assignee, Lessees shall pay the rents, income, and profits to Assignor.

         7. Assignment of Assignor's Interest in Lease. Assignee shall have the right to assign Assignor's right, title, and interest in the Lease to any subsequent holder of the Trust Deed and to any person acquiring title to the Project through foreclosure or otherwise. After Assignor shall have been barred and foreclosed of all right, title, interest, and equity of redemption in the Project, no assignee of Assignor's interest in the Lease shall be liable to account to Assignor for the rents, income and profits thereafter accruing.

         8. Indemnification of Assignee. Assignor shall pay, protect, defend, indemnify and hold Assignee harmless of and from any and all liability, loss, or damage that Assignee may incur under the Lease or by reason of this Assignment other than such liability, loss, or damage as may be occasioned by Assignee's gross negligence or willful misconduct. Such indemnification shall also cover any and all claims that may be asserted against Assignee by reason of any alleged obligation to be performed by Assignee under the Lease or Assignment. Nothing in this paragraph shall be construed to bind Assignee to the performance of any Lease provisions, or to otherwise impose any liability upon Assignee including, without limitation, any liability under the Lease's covenant of quiet enjoyment in the event that any Lessee shall have been joined as party defendant in any action to foreclose the Trust Deed and shall have been barred thereby of all right, title, interest, and equity of redemption in the premises. This
Assignment shall not impose liability upon Assignee for the operation and maintenance of the premises or for carrying out the Lease terms before Assignee has entered and taken possession of the Project. Any loss or liability incurred by Assignee in the defense of any claims shall, at Assignee's request, be reimbursed by Assignor. Such reimbursement shall include interest at the default rate set forth in the Note, all reasonable costs, expenses, and attorneys' fees. Assignee may, upon entry and taking of possession, collect the rents, income, and profits, and apply them toward reimbursement for the loss or liability.

         9. Quality of Assignor's Title to Lease. Assignor represents itself to be the absolute owner of the lessor's interest in and to the Lease, with absolute right and title to assign it and the rents, income, and profits due or to become due thereunder; that the Lease is valid, in full force and effect, and has not been modified or amended except as stated herein; that there is no outstanding assignment or pledge thereof or of the rents, income, and profits due or to become due thereunder; that there are no existing defaults under the provisions thereof on the part of any party; that Lessees have no defense, setoff or counterclaim against Assignor, that Lessees are in possession and paying rent and other charges under the Lease as provided therein; and that no rents, income, and profits payable thereunder have been or will hereafter be anticipated, discounted, released, waived, compromised, or otherwise discharged except as may be expressly permitted by the Lease. Assignor covenants not to cancel, abridge, surrender, or terminate the Lease or materially change, alter, or modify it other than in the ordinary course of business, either to reduce the amount of the rents, income, and profits payable thereunder, or otherwise materially change, alter, abridge or modify the Lease, or make any subsequent assignment of the Lease, or consent to subordination of the interest of any Lessee in the Lease without the prior written consent of Assignee which consent shall not be unreasonable withheld. Any attempt at cancellation, surrender, termination, change, alteration, modification, assignment, or subordination of the Lease without the written consent of Assignee shall be null and void.

         10. Delivery of Necessary Instruments to Assignee. Assignor shall execute and deliver to Assignee and hereby irrevocably appoints Assignee, its successors, and assigns, from and after the occurrence of an Event of Default, as its attorney in fact to execute and deliver during the term of this Assignment, all further instruments as Assignee may deem necessary to make this Assignment and any further assignment effective. The power hereby granted is coupled with an interest in the Project and is irrevocable.

         11. Transfer of Title to Lessees; Cancellation of Lease. The Lease shall remain in full force and effect despite any merger of Assignor's and any Lessee's interest thereunder. In the event the Lease permits cancellation thereof on payment of consideration and the privilege of cancellation is exercised, the payments made or to be made by reason thereof are hereby assigned to Assignee to be applied, at the election of Assignee, to reduce the amount of the principal of the Obligation in the inverse order of maturity or to be held in trust by Assignee as further security without interest for the payment of the principal and interest provided to be paid by the Obligation.

         12. Lease Guaranties; Assignment of Lease; Alterations of Premises. Assignor shall not alter, modify, cancel or terminate any guaranties of the Lease without the written consent of Assignee, which consent shall not be unreasonably withheld. Assignor shall not consent to any Lease assignment or subletting, nor agree to a subordination of the Lease to any mortgage or other encumbrance, other than that of Assignee, now or hereafter affecting the Project without Assignee's prior written consent, which consent shall not be unreasonably withheld. Assignor shall not permit a material alteration of or addition to the Project by any Lessee without Assignee's prior written consent unless the right to alter or enlarge is expressly reserved by such Lessee in the Lease.

         13. Assignor to Ensure Continued Performance under Lease. Assignor shall not execute any other assignment of the Lease, of any interest therein, or of any rents payable thereunder. Assignor shall perform in all material respects all of its covenants as Lessor under the Lease, and shall not permit to occur any release of liability of any Lessee, or any withholding of rent payments by any Lessee. Assignee shall promptly receive from Assignor copies of all notices of default Assignor has sent any Lessee. Assignor shall, at Assignee's request, enforce the Lease and all remedies available to Assignor thereunder upon any Lessee's default thereunder.

         14. Changes in Obligation Terms. Notwithstanding any variation of the terms of the Obligation and/or the Trust Deed including increase or decrease in the principal amount thereof or in the rate of interest payable thereunder or any extension of time for payment thereunder or any release of part or parts of the real property subject to the Trust Deed, the Lease and the benefits hereby assigned shall continue as additional security in accordance with the terms of this Assignment.

         15. Additions to and Replacement of Obligation. Assignee may take security in addition to the security already given Assignee for the payment of the principal and interest provided to be paid in or by the Obligation or by the Trust Deed or release such other security, and may release any party primarily or secondarily liable on the Obligation, may grant or make extensions, renewals, modifications, or indulgences with respect to the Obligation or Trust Deed and replacements thereof, which replacement of the Obligation or Trust Deed may be on the same or on terms different from the present terms of the Obligation or Trust Deed, and may apply any other security thereof held by it to the satisfaction of the Obligation, without prejudice to any of its rights hereunder.

         16. Future and Additional Leases. This Assignment shall apply and be effective with respect to any and all leases with respect to the Project entered into by Assignor and any lessee which may cover or affect any portion of the Project, which lease(s) may be entered into at any time during the period the Obligation remains outstanding and secured by the Trust Deed, regardless of whether such lease(s) is/are in effect on the date this Assignment is executed. Upon the written request of Assignee, Assignor shall give Assignee prompt notice and provide Assignee with a copy of any lease covering any portion of the Project it enters into, if the lease is not listed in this Assignment or is not in effect on the date of this Assignment. Upon notice from Assignee to that effect, such lease shall be deemed included in this Assignment as though originally listed therein, and shall be subject to this Assignment in all respects.

         17. Exercise of Assignee's Rights. Assignee's failure to avail itself of any of its rights under this Assignment for any period of time, or at any time or times, shall not constitute a waiver thereof. Assignee's rights and remedies hereunder are cumulative, and not in lieu of, but in addition to, any other rights and remedies Assignee has under the Obligation and Trust Deed. Assignee's rights and remedies hereunder may be exercised as often as Assignee deems expedient.

         18.  Amendment,   Modification,   or  Cancellation  of  Assignment.  No
amendment, modification, cancellation, or discharge hereof, or of any part hereof, shall be enforceable without Assignee's prior written consent.

         19. Notices. All notices shall be in writing and shall be deemed to have been sufficiently given or served when personally delivered, deposited in the United States mail, by registered or certified mail, or deposited with a reputable overnight mail carrier which provides delivery of such mail to be traced, addressed as follows:

      Assignee:                          Zions First National Bank
                                         Commercial Loan Department
                                         P.O. Box 25822
                                         One South Main Street
                                         Salt Lake City, Utah 84125
                                         Attn: Michael R. Brough

      With copies to:                    Callister Nebeker & McCullough
                                         Gateway Tower East, Suite 900
                                         10 East South Temple
                                         Salt Lake City, Utah 84133
                                         Attn: T. Richard Davis

      Assignor:                          Evans & Sutherland Computer Corporation
                                         600 Komas Drive
                                         Salt Lake City, Utah 84108
                                         Attn: Chief Financial Officer

                                         Evans & Sutherland Computer Corporation
                                         600 Komas Drive
                                         Salt Lake City, Utah 84108
                                         Attn: Treasurer

      With copies to:                    Snell & Wilmer, L.L.P. Law Offices
                                         15 West South Temple, Suite 1200
                                         Gateway Tower West
                                         Salt Lake City, Utah 84101
                                         Attn: Brian D. Cunningham

Such addresses may be changed by notice to the other party given in the same manner provided in this Section.

         20. Binding Effect. All agreements herein shall inure to the benefit of, and bind the respective heirs, executors, administrators, successors, and assigns of Assignor and Assignee.

         21. Governing Law. This Assignment shall be governed by, construed and interpreted in accordance with the laws of the State of Utah.

         22. Attorney Fees. Upon the occurrence of an Event of Default, Assignee may employ an attorney or attorneys to protect Assignee's rights under this Assignment, and Assignor shall pay Assignee reasonable attorney fees and costs actually incurred by Assignee, whether or not action is actually commenced against Assignor by reason of such breach. Assignor shall also pay to Assignee any reasonable attorney fees and costs incurred by Assignee with respect to any insolvency or bankruptcy proceeding or other action involving Assignor or any guarantor as a debtor. If Assignee exercises the power of sale contained in the Trust Deed or initiates foreclosure proceedings, Assignor shall pay all reasonable costs incurred and attorney fees and costs as provided in the Trust Deed.

         23. Defined Terms. Unless otherwise defined in this Assignment, capitalized terms used in this Assignment shall have the meanings set forth in the Loan Agreement.

         DATED: March 31, 2000.

                             ASSIGNOR

                             EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah corporation


                             By:      /S/ R. GAYNOR
                                      Richard J. Gaynor
                                      Vice President and Chief Financial Officer



                            ASSIGNEE

                            ZIONS FIRST NATIONAL BANK,
                            a national banking association



                            By:       /S/ M. BROUGH
                                      Michael R. Brough
                                      Vice President

STATE OF UTAH     )
                                            : ss.
COUNTY OF SALT LAKE        )

         The foregoing instrument was acknowledged before me this day of May, 2000, by Richard J. Gaynor, Vice President and Chief Financial Officer of Evans & Sutherland Computer Corporation, a Utah corporation.


                                  NOTARY PUBLIC

My Commission Expires:     Residing At:





STATE OF UTAH     )
                                      : ss.
COUNTY OF SALT LAKE        )

         The foregoing instrument was acknowledged before me this _____ day of May, 2000, by Michael R. Brough, Vice President of Zions First National Bank, a national banking association.


                                  NOTARY PUBLIC

My Commission Expires:     Residing At:

                                    EXHIBIT A

                            REAL PROPERTY DESCRIPTION


         The real property located in Salt Lake County, State of Utah, and more particularly described as follows:

                            [SEE ATTACHED EXHIBIT A]